Exhibit 24.1

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



             /s/ P. Anthony Ridder
     -------------------------------------        Chairman of the Board and
             P. Anthony Ridder                    Chief Executive Officer

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



           /s/ Gary R. Effren
     --------------------------------           Vice President and Controller
           Gary R. Effren

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Karen Stevenson, with full power of substitution, his/her true and lawful attorney to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration
Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, said attorney and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorney and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



               /s/ Ross Jones
     ---------------------------------       Senior Vice President/Finance
               Ross Jones                    and Chief Financial Officer

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ James I. Cash, Jr.
     ----------------------------------           Director
          James I. Cash, Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Joan Ridder Challinor
     -------------------------------------           Director
          Joan Ridder Challinor

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Kathleen Foley Feldstein
     ------------------------------------------        Director
          Kathleen Foley Feldstein

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Thomas P. Gerrity
     -------------------------------------        Director
          Thomas P. Gerrity

                               POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Barbara Barnes Hauptfuhrer
     -----------------------------------------         Director
          Barbara Barnes Hauptfuhrer

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Jesse Hill, Jr.
     --------------------------------        Director
          Jesse Hill, Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ M. Kenneth Oshman
     --------------------------------------       Director
          M. Kenneth Oshman

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Thomas L. Phillips
     -------------------------------------        Director
          Thomas L. Phillips

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Randall L. Tobias
     ----------------------------------           Director
          Randall L. Tobias

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ Gonzalo F. Valdes-Fauli
     ------------------------------------------        Director
          Gonzalo F. Valdes-Fauli

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
                   COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
                   -------------------------------------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Knight-Ridder, Inc. (the "Company"), does hereby constitute and appoint Ross Jones and Karen Stevenson, and each of them, with full power of substitution, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, each of said attorneys and his/her substitutes to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 27th day of October, 1998.



          /s/ John L. Weinberg
     -----------------------------------          Director
          John L. Weinberg